UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2018
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 27, 2018, the Board of Directors of Marathon Petroleum Corporation (the "Company") approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), to permit special meetings of the stockholders of the Company to be called by stockholders holding at least 25% of the voting stock of the Company. The stockholders calling a meeting are required to submit a request setting forth in writing, among other things, (i) a description of the specific purpose of the meeting, the matters proposed to be acted on at the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of each such stockholder, (iii) the number of shares of capital stock owned of record or beneficially by each such stockholder, (iv) documentary evidence that the requesting stockholders in the aggregate own at least 25% of the voting stock of the Company, (v) all information relating to each such stockholder that would be required to be disclosed pursuant to applicable securities laws, (vi) the information required by the Bylaws for matters to be properly brought by stockholders before an annual meeting and as to the stockholders requesting the meeting, (vii) a representation that each requesting stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting, and (viii) an agreement that any disposition of shares prior to the special meeting shall be deemed a revocation of such special meeting request with respect to such disposed shares.

A special meeting request will not be valid if it (i) does not comply with the Bylaws, the Company’s restated certificate of incorporation (the “Certificate of Incorporation”), or applicable law (ii) relates to an item of business that is not a proper subject for stockholder action under the Bylaws, the Certificate of Incorporation or applicable law, (iii) is an item of business that is the same or substantially similar to a matter that was presented at a meeting of stockholders occurring within 90 days preceding the date of the stockholders’ request for a special meeting, or to a matter that is included in the Company’s notice to be brought before a meeting of stockholders that has been called but not yet held, (iv) is delivered during the period commencing 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, or (v) was made in violation of applicable securities laws.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Marathon Petroleum Corporation dated January 27, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: February 1, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer